UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): March 15, 2005

                            CAPITAL CORP OF THE WEST
               (Exact Name of Registrant as Specified in Charter)

         California                      0-27384                 77-0147763
(State or Other Jurisdiction         (Commission File          (IRS Employer
      of Incorporation)                  Number)             Identification No.)

                 550 West Main Street, Merced, California 95340
               (Address of Principal Executive Offices) (Zip Code)

                                 (209) 725-2200
              (Registrant's telephone number, including area code)

                                       N/A
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 Other Events

On March 11, 2005 Capital Corp of the West received notification that a bank owned life insurance policy on a former executive officer who recently died will be paid in the amount of $1,149,602.19. This payment represents a return of our investment in the policy and accumulated dividend of $606,937.03, an interest payment of $3,579.36, and a one time gain of $539,085.80.

ITEM 9.01 Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.
Not Applicable

(b) Pro Forma Financial Information.
Not Applicable

(c) Exhibits
Not Applicable

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         Capital Corp of the West
                                         ------------------------
                                               (Registrant)

Dated: March 15, 2005                    By /s/ David A. Curtis
                                            -----------------------------
                                            David A. Curtis
                                            Vice President and Controller